[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                       MFS(R) SPECIAL
                                       VALUE TRUST

                                       ANNUAL REPORT o OCTOBER 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Results of Shareholder Meetings ...........................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 31

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
  NOT A DEPOSIT                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John F. Addeo]
     John F. Addeo

Dear Shareholders,
For the 12 months ended October 31, 2002, the trust provided a total return of -43.54% based on its beginning and ending stock market prices and assuming the reinvestment of any dividend and capital gain distributions paid during the period. The trust's total return based on its net asset value (NAV) was -3.02%. During the same period, the trust's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), returned -5.49%. The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

The aftermath of September 11, 2001 negatively influenced markets last fall. Deteriorating economic conditions, accounting scandals, a record number of high-yield bonds that missed making interest and principal payments, and a possible war with Iraq contributed to the market's continued decline in 2002. Announcements of lower-than-expected corporate earnings were punished severely by steep stock price declines and affected not only the stock of the reporting company, but often its entire industry. Although these factors certainly influenced the fund's market price performance, it was the announcement of a change in the fund's dividend that had the greatest impact on the fund's stock market price. In January 2002, the trust changed its annual distribution rate from 11%, based on its initial offering price of $15 per share, to 10%, based on its average daily net asset value. That announcement caused the market price to decline and has continued to affect the fund's stock market price.

Despite market conditions and the change in dividend rate, the fund's net asset value return, which reflects the value of the fund's underlying securities, was better than that of its benchmark.

STRENGTH FROM BROADCASTING, ENERGY, AND MEXICAN AND RUSSIAN DEBT
The fund's NAV performance benefited from its fixed-income holdings in the broadcasting and energy industries, exceptionally strong performance from our holdings in Mexican and Russian debt, and our avoidance of utilities. Broadcasting firms benefited from a rise in advertising revenues. Energy prices increased as concerns about a possible conflict with Iraq mounted. Economic and political reforms in Mexico and Russia have had a positive impact on their debt. In fact, Mexican bonds, which are considered to be emerging market quality, have been priced more in line with bonds issued by developed countries such as the United States. Russia has become more politically stable and privatization has appeared to be working, especially in the oil industry.

Selected stocks added to the fund's performance, including Nextel, Chesapeake Energy, and Cooper Cameron. Nextel preferred stock was one of our most successful holdings. Nextel experienced good cash flows and saw revenues rise. The company has a large and loyal base of business subscribers who enjoy the cost savings provided by its popular two-way messaging service. Chesapeake, a natural gas producer, turned in strong results for the fund as did Cooper Cameron, a manufacturer of oil and gas pressure control equipment.

WEAKNESS FROM EMERGING MARKET DEBT, HIGH YIELD, AND SELECTED STOCKS
Our positions in emerging market debt (except Mexico and Russia), our high-yield bond holdings in the telecommunications and cable industries, and mixed performance in the equity market caused the fund's NAV performance to suffer. Despite good results earlier in the period, emerging market bonds have underperformed at the end of the period. Even though the fund had very little direct exposure to Brazil, the economic and political uncertainty in that country hurt our holdings throughout Latin America. Charter Communications and Adelphia were the worst performers among our corporate bond holdings because of accounting problems at both cable companies.

The stock portion of the fund's portfolio reflected weak stock returns in general; however, the fund's focus on value stocks (those that sell well below what their financial statements may indicate is their real worth) helped to prop up performance somewhat during the broad market declines the past year. Specific issues hurt fund performance. Examples include Owens Illinois, whose pending asbestos claims worry investors (even though those claims are covered for the most part by the firm's insurance), and Calpine, an energy producer with too much generating capacity for the current level of demand. Atlantis Plastics, a plastic products manufacturer, also performed poorly as a result of industry overcapacity, raw material price increases, and overall economic weakness.

INCOME AND APPRECIATION POTENTIAL FROM 2002'S DECLINES
We have made a number of shifts in portfolio holdings to maintain both the fund's 10% income objective and its capital appreciation potential. Although past performance is no guarantee of future results, we believe the high-yield market may be attractive long term because there is a historically high difference in yield between high-yield bonds and U.S. Treasuries (the principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). In our view, that potential income may help cushion potential near-term volatility. In addition, we have seen signs that the rate at which companies fail to make interest or principal payments appears to have stabilized.

We are searching for value among fallen technology and telecommunications securities, two of the hardest hit industries in the past year. We believe that many good companies that don't have accounting problems were taken down by a few of their more aggressive competitors. We also feel that many BB-rated collateralized mortgage-backed securities are stronger than their credit ratings or prices indicate. In addition to offering attractive yields, these bonds offer good capital appreciation potential, in our view.

We are generally optimistic about the future of the high-yield sector and the stock market, although we expect continued volatility over the near term. We will continue to seek out opportunities that offer compelling yields supported by strong business fundamentals.

    Respectfully,

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as state on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
  PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

  JOHN F. ADDEO, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE HIGH-YIELD BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND CLOSED-END FUNDS.

  JOHN JOINED MFS AS A RESEARCH ANALYST IN 1998. HE BECAME VICE PRESIDENT IN 1999, ASSOCIATE PORTFOLIO MANAGER IN 2000, AND PORTFOLIO MANAGER IN 2001. PREVIOUSLY, HE WAS A QUANTITATIVE ANALYST AND A VICE PRESIDENT IN THE HIGH-YIELD GROUPS OF SEVERAL MAJOR INVESTMENT COMPANIES.

  HE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM SIENA COLLEGE IN 1984. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

  ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------

ADDRESS CHANGE

Please use our new mailing address, effective immediately:

        State Street Bank and Trust Company
        c/o MFS Service Center, Inc.
        P.O. Box 55024
        Boston, MA 02205-5024

OBJECTIVE: To maintain an annual distribution rate of 10% based on its average daily net asset value (NAV), while seeking opportunities for capital appreciation.

NEW YORK STOCK EXCHANGE SYMBOL: MFV

--------------------------------------------------------------------------------
  PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

  (For the year ended October 31, 2002)

  NET ASSET VALUE PER SHARE
  October 31, 2001                                                 $ 8.63
  October 31, 2002                                                 $ 7.50

  NEW YORK STOCK EXCHANGE PRICE
  October 31, 2001                                                 $14.30
  November 26, 2001 (high)*                                        $15.80
  October 10, 2002 (low)*                                          $ 6.74
  October 31, 2002                                                 $ 7.25

  *For the period November 1, 2001, through October 31, 2002.


In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

RISK CONSIDERATIONS

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. The trust's shares also may trade at a premium to their net asset value. When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the distribution exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

The trust's target annual distribution rate is calculated based on the trust's average daily net asset value, not a fixed share price, and the trust's dividend amount will fluctuate with changes in the trust's average daily net asset value.

These risks may increase share price volatility. Please see the prospectus for details.

NUMBER OF SHAREHOLDERS

As of October 31, 2002, our records indicate that there are 747 registered shareholders and approximately 5,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments of $100 or more can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 1, 2002, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows:

                                             NUMBER OF SHARES
                                   ------------------------------------
NOMINEE                                  FOR         WITHHOLD AUTHORITY
-------------------------------------------------------------------------
William R. Gutow                      5,905,773.675         245,349.175
J. Atwood Ives                        5,899,664.675         251,458.175
Abby M. O'Neill                       5,889,361.675         261,761.175
Jeffrey L. Shames                     5,904,368.675         246,754.175

ITEM 2. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2002.

                                   NUMBER OF SHARES
-----------------------------------------------------
Affirmative                           5,997,000.214
Against                                  69,901.932
Abstain                                  84,220.704

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Bonds - 61.5%
------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)               VALUE
------------------------------------------------------------------------------------------------------------
U.S. Bonds - 48.9%
  Advertising & Broadcasting - 3.8%
    Acme Television LLC, 10.875s, 2004                                          $    110         $   108,900
    CD Radio, Inc., 14.5s, 2009**                                                    900             351,000
    Chancellor Media Corp., 8.125s, 2007                                             190             197,600
    Echostar DBS Corp., 9.375s, 2009                                                 500             500,000
    Emmis Communications Corp., 0s to 2006, 12.5s to 2011                            593             466,987
    Primedia, Inc., 8.875s, 2011                                                     325             276,250
                                                                                                 -----------
                                                                                                 $ 1,900,737
------------------------------------------------------------------------------------------------------------
  Aerospace - 1.0%
    Transdigm, Inc., 10.375s, 2008                                              $    500         $   505,000
------------------------------------------------------------------------------------------------------------
  Apparel & Manufacturers - 0.2%
    Westpoint Stevens, Inc., 7.875s, 2008                                       $    325         $    87,750
------------------------------------------------------------------------------------------------------------
  Automotive - 2.4%
    Collins & Aikman Products Co., 11.5s, 2006                                  $    225         $   186,188
    Collins & Aikman Products Co., 10.75s, 2011                                      350             323,750
    Delco Remy International, Inc., 11s, 2009                                        225             119,250
    Hayes Lemmerz International, Inc., 11.875s, 2006##**                             780             382,200
    Metaldyne Corp., 11s, 2012##                                                     115              89,700
    Venture Holdings Trust, 11s, 2007**                                              375              82,500
    Venture Holdings Trust, 12s, 2009**                                              150               4,500
                                                                                                 -----------
                                                                                                 $ 1,188,088
------------------------------------------------------------------------------------------------------------
  Basic Industry - 0.5%
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                      $    985         $   265,950
------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 3.2%
    Adelphia Communications Corp., 10.25s, 2011**                               $    750         $   251,250
    Charter Communications Holdings, 8.625s, 2009                                    365             156,950
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011                     1,000             310,000
    CSC Holdings, Inc., 8.125s, 2009                                                 210             174,300
    FrontierVision Holding LP, 11.875s, 2007**                                       300             145,500
    Insight Midwest, 9.75s, 2009                                                     300             255,000
    Mediacom Broadband LLC, 11s, 2013                                                275             237,875
    NTL Communications Corp., 0s to 2003, 12.375s to 2008**                        1,400              77,000
                                                                                                 -----------
                                                                                                 $ 1,607,875
------------------------------------------------------------------------------------------------------------
  Building - 1.7%
    Dex Media East LLC, 12.125s, 2012                                           $    150         $   150,000
    Formica Corp., 10.875s, 2009**                                                   850             221,000
    MMI Products, Inc., 11.25s, 2007                                                 500             481,875
                                                                                                 -----------
                                                                                                 $   852,875
------------------------------------------------------------------------------------------------------------
  Business Services - 1.6%
    General Binding Corp., 9.375s, 2008                                         $  1,000         $   785,000
------------------------------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Huntsman ICI Holdings, 10.125s, 2009                                        $    750         $   585,000
    Pioneer Americas LLC, 5.298s, 2006                                                56              37,275
    Sovereign Specialty Chemicals, 11.875s, 2010                                     320             296,000
    Sterling Chemicals, Inc., 11.25s, 2007**                                       1,000             140,000
    Sterling Chemicals, Inc., 13.5s, 2008**                                        1,100                   0
                                                                                                 -----------
                                                                                                 $ 1,058,275
------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.4%
    American Safety Razor Co., 9.875s, 2005                                     $    500         $   425,625
    Revlon Products Corp., 12s, 2005                                                 100              87,500
    Samsonite Corp., 10.75s, 2008                                                    550             412,500
    Sealy Mattress Co., 9.875s, 2007                                                 275             250,250
                                                                                                 -----------
                                                                                                 $ 1,175,875
------------------------------------------------------------------------------------------------------------
  Containers - 2.1%
    Consolidated Container Co., 10.125s, 2009                                   $    565         $   339,000
    Pliant Corp., 13s, 2010                                                          525             409,500
    Silgan Holdings, Inc., 9s, 2009##                                                275             286,000
                                                                                                 -----------
                                                                                                 $ 1,034,500
------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 7.1%
    Anthracite CDO I Ltd., 6s, 2037##                                           $    450         $   331,312
    DLJ Mortgage Acceptance Corp., 8s, 2003+                                         803             730,228
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                             250             221,094
    Morgan Stanley Capital I, Inc., 7.723s, 2039                                     600             409,921
    Morgan Stanley Capital I, Inc., 7.723s, 2039                                   1,070           1,009,706
    Nationslink Funding Corp., 5s, 2009                                            1,000             838,600
                                                                                                 -----------
                                                                                                 $ 3,540,861
------------------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    On Semiconductor Corp., 12s, 2008##                                         $    500         $   305,000
------------------------------------------------------------------------------------------------------------
  Energy - Independent - 3.2%
    Belden & Blake Corp., 9.875s, 2007                                          $    740         $   610,500
    Continental Resources, Inc., 10.25s, 2008                                        750             652,500
    Mission Resources Corp., 10.875s, 2007                                           500             300,000
                                                                                                 -----------
                                                                                                 $ 1,563,000
------------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    AOL Time Warner, Inc., 6.875s, 2012                                         $    120         $   118,547
------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverage Products - 0.5%
    Burns Philp Capital Property Ltd., 9.75s, 2012##                            $    250         $   245,000
------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.0%
    Buckeye Technologies, Inc., 8s, 2010                                        $    350         $   245,000
    Riverwood International Corp., 10.875s, 2008                                   1,000           1,015,000
    U.S. Timberlands, 9.625s, 2007                                                   395             233,050
                                                                                                 -----------
                                                                                                 $ 1,493,050
------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 1.6%
    Hollywood Park, Inc., 9.5s, 2007                                            $    275         $   233,750
    Host Marriott LP, 9.5s, 2007                                                     275             275,000
    Resorts International Hotel & Casino, 11.5s, 2009                                350             287,000
                                                                                                 -----------
                                                                                                 $   795,750
------------------------------------------------------------------------------------------------------------
  Industrial - 0.5%
    United Rentals North America, Inc., 10.75s, 2008                            $    250         $   235,000
------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.6%
    Williams Scotsman, Inc., 9.875s, 2007                                       $    350         $   281,750
------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 1.3%
    Numatics, Inc., 9.625s, 2008                                                $    500         $   210,000
    Terex Corp., 9.25s, 2011                                                         500             430,000
                                                                                                 -----------
                                                                                                 $   640,000
------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.4%
    Doe Run Resources Corp., 11.25s, 2005**                                     $    750         $   150,000
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003**                                 465              48,825
                                                                                                 -----------
                                                                                                 $   198,825
------------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Dresser, Inc., 9.375s, 2011##                                               $    285         $   267,900
------------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Tesoro Petroleum Corp., 9.625s, 2012                                        $    310         $   158,100
------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 10s, 2009                                 $    625         $   600,000
------------------------------------------------------------------------------------------------------------
  Steel - 0.3%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                            $    200         $   123,000
------------------------------------------------------------------------------------------------------------
  Stores - 2.3%
    Finlay Enterprises, Inc., 9s, 2008                                          $    495         $   440,550
    Gap, Inc., 10.55s, 2008                                                          500             507,500
    PCA LLC, 11.875s, 2009##                                                         180             179,100
                                                                                                 -----------
                                                                                                 $ 1,127,150
------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Fleming Cos., Inc., 10.625s, 2007                                           $    375         $   238,125
    Fleming Cos., Inc., 9.25s, 2010                                                  125             102,500
                                                                                                 -----------
                                                                                                    $340,625
------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 2.8%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010                         $    750         $   112,500
    AT&T Wireless Services, Inc., 7.875s, 2011                                       125             108,750
    Crown Castle International Corp., 0s to 2004, 10.375s to 2011                    955             592,660
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                           650             550,875
                                                                                                 -----------
                                                                                                 $ 1,364,785
------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.3%
    Sprint Capital Corp., 6.125s, 2008                                          $    175         $   137,534
------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    PSEG Power LLC, 7.75s, 2011                                                 $    124         $   111,600
    PSEG Power LLC, 8.625s, 2031                                                     146             122,640
                                                                                                 -----------
                                                                                                 $   234,240
------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                 $24,232,042
------------------------------------------------------------------------------------------------------------
Foreign Bonds - 12.6%
  Belgium - 0.2%
    Tele 1 Europe B.V., 13s, 2009 (Telecom - Wireline)**                        $  1,000         $   120,000
------------------------------------------------------------------------------------------------------------
  Brazil - 0.7%
    Federal Republic of Brazil, 8s, 2014                                        $    139         $    80,881
    Federal Republic of Brazil, 8.875s, 2024                                         305             142,587
    Federal Republic of Brazil, 10.125s, 2027                                         90              45,450
    Federal Republic of Brazil, 12.25s, 2030                                         150              87,000
                                                                                                 -----------
                                                                                                 $   355,918
------------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Hurricane Hydrocarbons Ltd., 12s, 2006 (Oils)                              CAD   260         $   263,900
    PCI Chemicals Canada Co., 10s, 2008 (Chemicals)                             $    167             113,493
                                                                                                 -----------
                                                                                                 $   377,393
------------------------------------------------------------------------------------------------------------
  Chile - 0.5%
    Empresa Electric Guacolda S.A., 7.95s, 2003
      (Utilities - Electric)##                                                  $    250         $   225,974
------------------------------------------------------------------------------------------------------------
  Colombia - 0.5%
    Republic of Colombia, 10s, 2012                                             $    259         $   233,747
------------------------------------------------------------------------------------------------------------
  Germany
    Callahan Nordrhein Westfallen, 14s, 2010 (Broadcast &
      Cable TV)**                                                               $    500         $    15,000
------------------------------------------------------------------------------------------------------------
  Greece - 0.8%
    Fage Dairy Industries S.A., 9s, 2007 (Food and Non Alcoholic
      Beverage Products)                                                        $    400         $   382,000
------------------------------------------------------------------------------------------------------------
  Luxembourg - 1.0%
    PTC International Finance II S.A., 11.25s, 2009 (Finance)                   $    500         $   502,500
------------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Corp. Durango S.A. de C.V., 13.125s, 2006 (Forest &
      Paper Products)##                                                         $     87         $    55,680
    Corp. Durango S.A. de C.V., 13.75s, 2009 (Forest &
      Paper Products)                                                                258             157,380
                                                                                                 -----------
                                                                                                 $   213,060
------------------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Ocean Rig Norway As, 10.25s, 2008 (Oil Services)                            $    440         $   382,800
------------------------------------------------------------------------------------------------------------
  Russia - 4.6%
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                                $     70             $71,925
    Ministry of Finance Russia, 12.75s, 2028                                       1,546           1,994,340
    Russian Federation, 3s, 2006                                                      40              34,700
    Tyumen Oil, 11s, 2007 (Oil Services)##                                           200             203,350
                                                                                                 -----------
                                                                                                 $ 2,304,315
------------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                  $    225         $   234,000
------------------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                      KRW     190         $   223,710
------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008 (Telecom -
      Wireless)**                                                               $    750         $        75
    Euramax International PLC, 11.25s, 2006 (Metals & Mining)                        450             461,250
    Jazztel PLC, 14s, 2009 (Telecom - Wireline)**                                    785              54,950
    Ono Finance PLC, 13s, 2009 (Broadcast & Cable TV)                                745             163,900
                                                                                                 -----------
                                                                                                 $   680,175
------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                              $ 6,250,592
------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $43,369,125)                                                       $30,482,634
------------------------------------------------------------------------------------------------------------
Stocks - 27.7%
------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
------------------------------------------------------------------------------------------------------------
U.S. Stocks - 24.5%
  Banks & Credit Cos. - 1.7%
    FleetBoston Financial Corp.                                                   37,000         $   865,430
------------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Motorola, Inc.                                                                69,890         $   640,891
------------------------------------------------------------------------------------------------------------
  Computer Software - 2.1%
    Oracle Corp.*                                                                100,620         $ 1,025,318
------------------------------------------------------------------------------------------------------------
  Containers - 2.3%
    Atlantis Plastics, Inc.*                                                     116,550         $   419,580
    Owens Illinois, Inc.*                                                         60,800             728,992
                                                                                                 -----------
                                                                                                 $ 1,148,572
------------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Argosy Gaming Corp.*                                                           5,425         $   108,554
    Comcast Corp., "A"*                                                           30,400             699,504
    Cumulus Media, Inc.*                                                          21,000             359,940
                                                                                                 -----------
                                                                                                 $ 1,167,998
------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.4%
    Pinnacle Entertainment, Inc.*                                                 23,675         $   176,379
------------------------------------------------------------------------------------------------------------
  Internet
    Anacomp, Inc.*                                                                    30         $       690
------------------------------------------------------------------------------------------------------------
  Machinery & Tools
    Thermadyne Holdings Corp.**                                                    7,554         $     2,644
------------------------------------------------------------------------------------------------------------
  Metals & Mining - 2.1%
    Alcoa, Inc.                                                                   27,140         $   598,709
    Commonwealth Industries, Inc.                                                 39,700             244,949
    Metal Management, Inc.**                                                      46,753             187,012
                                                                                                 -----------
                                                                                                 $ 1,030,670
------------------------------------------------------------------------------------------------------------
  Oil Services - 3.8%
    BJ Services Co.*                                                              13,700         $   415,521
    Cooper Cameron Corp.*                                                         10,730             500,233
    Global SantaFe Corp.                                                          29,530             705,767
    Noble Drilling Corp.*                                                          8,190             264,701
                                                                                                 -----------
                                                                                                 $ 1,886,222
------------------------------------------------------------------------------------------------------------
  Oils - 1.4%
    Chesapeake Energy Corp.*                                                     100,500         $   701,490
------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                                      53,266         $     1,065
------------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                                250         $         0
------------------------------------------------------------------------------------------------------------
  Stores - 1.6%
    Sears, Roebuck & Co.                                                          31,240         $   820,362
------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.9%
    Adelphia Business Solutions*                                                  40,000         $     1,400
    AT&T Wireless Services, Inc.*                                                212,670           1,461,043
                                                                                                 -----------
                                                                                                 $ 1,462,443
------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    Calpine Corp.*                                                               255,060         $   510,120
    El Paso Electric Co.*                                                            800               8,744
    NiSource, Inc.                                                                33,800             558,376
                                                                                                 -----------
                                                                                                 $ 1,077,240
------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.3%
    Nextel Communications, Inc., 11.125s                                              15         $   169,200
------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $12,176,614
------------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Bermuda - 2.5%
    Tyco International Ltd. (Conglomerates)                                       87,740         $ 1,268,720
------------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Acetex Corp. (Chemicals)*                                                     48,000             $93,870
    International Utility Structures, Inc. (Utilities - Electric)*               254,700              89,821
                                                                                                 -----------
                                                                                                 $   183,691
------------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Completel Europe N.V. (Telecom - Wireline)(+)**                               11,741         $    62,512
    Completel Europe N.V., Preferred, (Telecom - Wireline)(+)**                      117              74,403
                                                                                                 -----------
                                                                                                 $   136,915
------------------------------------------------------------------------------------------------------------
  Sweden
    Song Networks Holding AB (Telecom - Wireline)*                                17,612         $     1,249
------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                             $ 1,590,575
------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $20,265,541)                                                      $13,767,189
------------------------------------------------------------------------------------------------------------
Preferred Stocks - 4.1%
------------------------------------------------------------------------------------------------------------
  Advertising & Broadcasting - 1.5%
    Paxon Communications Corp., 13.25s                                               155         $   759,500
------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.8%
    CSC Holdings, Inc., 11.125s*                                                   6,500         $   370,500
------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Renaissance Cosmetics, Inc., 14s*                                              1,266          $        0
------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.8%
    Global Crossings Holdings Ltd., 10.5s                                         10,525         $     5,263
    Nextel Communications, Inc., 11.125s                                           1,144             898,040
                                                                                                 -----------
                                                                                                 $   903,303
------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $4,478,255)                                             $ 2,033,303
------------------------------------------------------------------------------------------------------------

Convertible Bond - 0.9%
------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)               VALUE
------------------------------------------------------------------------------------------------------------
United Kingdom - 0.9%
  Business Services - 0.9%
    Colt Telecom Group PLC, 2s, 2006 (Identified Cost, $718,590)                $  1,000         $   434,632
------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
------------------------------------------------------------------------------------------------------------
                                                                                  SHARES
------------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    NRG Energy, Inc., 6.5s* (Identified Cost, $439,848)                           14,307         $    54,510
------------------------------------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------------------------------------
U.S. Warrants
    Anacomp, Inc. (Internet)*                                                      5,841         $       350
    Metricom, Inc. (Telecom - Wireline)*                                             775                   0
    Renaissance Cosmetics, Inc. (Consumer Goods & Services)*                       1,024                   0
    Sirius Satellite Radio, Inc. (Entertainment)##*                                2,700                  27
------------------------------------------------------------------------------------------------------------
Total U.S. Warrants                                                                              $       377
------------------------------------------------------------------------------------------------------------
Foreign Warrant
    Ono Finance PLC (Broadcast & Cable TV)*                                        1,000         $        10
------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $408,696)                                                       $       387
------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 5.0%
------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
------------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/02, due 11/01/02, total to be
      received $2,490,131 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                   $  2,490         $ 2,490,000
------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $72,170,055)                                                 $49,262,655
Other Assets, Less Liabilities - 0.7%                                                                359,696
------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $49,622,351
------------------------------------------------------------------------------------------------------------

  *Non-income producing security.
 **Non-income producing security in default.
 ##SEC Rule 144A restriction.
  +Restricted security.
(+)Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

                CAD = Canadian Dollars      KRW = Korean Wong

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
----------------------------------------------------------------------------------------------------
OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $72,170,055)                                   $49,262,655
  Investment of cash collateral for securities loaned, at identified cost and value        3,607,067
  Cash                                                                                        51,098
  Receivable for investments sold                                                          1,316,239
  Interest and dividends receivable                                                          850,120
  Other assets                                                                                 1,109
                                                                                         -----------
      Total assets                                                                       $55,088,288
                                                                                         -----------
Liabilities:
  Payable to dividend disbursing agent                                                       $38,613
  Payable for forward foreign currency exchange contracts subject to master netting
    agreements                                                                                19,262
  Payable for investments purchased                                                        1,469,059
  Collateral for securities loaned, at value                                               3,607,067
  Payable to affiliates
    Management fee                                                                             1,338
    Transfer and dividend disbursing agent fee                                                 1,433
  Accrued expenses and other liabilities                                                     329,165
                                                                                         -----------
      Total liabilities                                                                  $ 5,465,937
                                                                                         -----------
Net assets                                                                               $49,622,351
                                                                                         ===========
Net assets consist of:
  Paid-in capital                                                                        $74,887,683
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                                    (22,926,278)
  Accumulated net realized loss on investments and foreign currency transactions          (1,521,277)
  Accumulated distributions in excess of net investment income                              (817,777)
                                                                                         -----------
      Total                                                                              $49,622,351
                                                                                         ===========

Shares of beneficial interest outstanding                                                 6,620,146
                                                                                          =========
Net asset value per share (net assets / shares of beneficial interest outstanding)          $7.50
                                                                                            =====

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                                             $ 5,193,604
    Dividends                                                                                498,871
                                                                                         -----------
      Total investment income                                                            $ 5,692,475
                                                                                         -----------
  Expenses -
    Management fee                                                                       $   565,340
    Trustees' compensation                                                                    79,296
    Administrative fee                                                                         5,406
    Investor communications expense                                                           66,818
    Transfer and dividend disbursing agent fee                                                17,095
    Custodian fee                                                                             26,675
    Printing                                                                                  35,665
    Postage                                                                                    4,559
    Auditing fees                                                                             35,174
    Legal fees                                                                                13,566
    Miscellaneous                                                                             15,164
                                                                                         -----------
      Total expenses                                                                     $   864,758
    Fees paid indirectly                                                                     (25,121)
                                                                                         -----------
      Net expenses                                                                       $   839,637
                                                                                         -----------
        Net investment income                                                            $ 4,852,838
                                                                                         -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                              $    22,574
    Written option transactions                                                                3,243
    Foreign currency transactions                                                           (123,511)
      Net realized loss on investments and foreign currency transactions                 $   (97,694)
                                                                                         -----------
  Change in unrealized depreciation -
    Investments                                                                          $(5,856,291)
    Translation of assets and liabilities in foreign currencies                              (45,571)
                                                                                         -----------
      Net unrealized loss on investments and foreign currency translation                $(5,901,862)
                                                                                         -----------
        Net realized and unrealized loss on investments and foreign currency             $(5,999,556)
                                                                                         -----------
          Decrease in net assets from operations                                         $(1,146,718)
                                                                                         ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                      2002                        2001
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $ 4,852,838                $  5,008,656
  Net realized loss on investments and foreign
    currency transactions                                                (97,694)                 (1,415,632)
  Net unrealized loss on investments and foreign
    currency translation                                              (5,901,862)                (12,932,523)
                                                                     -----------                 -----------
    Decrease in net assets from operations                           $(1,146,718)               $ (9,339,499)
                                                                     -----------                 -----------
Distributions declared to shareholders -
  From net investment income                                         $(4,852,712)               $ (5,008,656)
  In excess of net investment income                                  (1,609,046)                   (418,575)
  From paid-in capital                                                     --                     (5,328,929)
                                                                     -----------                -------------
    Total distributions declared to shareholders                     $(6,461,758)               $(10,756,160)
                                                                     -----------                ------------
    Net increase in net assets from trust share transactions            $632,359                $  1,148,652
                                                                     -----------                ------------
    Total decrease in net assets                                     $(6,976,117)               $(18,947,007)

Net assets:
  At beginning of period                                              56,598,468                  75,545,475
                                                                     -----------                ------------
  At end of period (including accumulated distributions in excess of net investment income of $817,777 and $494,276,
    respectively)                                                    $49,622,351                $ 56,598,468
                                                                     ===========                ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                         2002            2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                        $ 8.63          $11.67        $14.34         $13.76        $15.03
                                                             ------          ------        ------         ------        ------
Income from investment operations# -
  Net investment income(S)                                   $ 0.74          $ 0.77        $ 1.01         $ 0.57        $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (0.89)          (2.16)        (1.53)          1.66          1.01
                                                             ------          ------        ------         ------        ------
      Total from investment operations                       $(0.15)         $(1.39)       $(0.52)         $2.23        $ 1.05
                                                             ------          ------        ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.74)         $(0.77)       $(1.01)        $(0.57)       $(0.04)
  From net realized gain on investments and foreign
    currency transactions                                      --              --           (0.95)         (1.00)        (2.28)
  In excess of net investment income                          (0.24)          (0.06)        (0.01)         (0.08)         --
  From paid-in capital                                         --             (0.82)        (0.18)          --            --
                                                             ------          ------        ------         ------        ------
      Total distributions declared to shareholders           $(0.98)         $(1.65)       $(2.15)        $(1.65)       $(2.32)
                                                             ------          ------        ------         ------        ------
Net asset value - end of period                              $ 7.50          $ 8.63        $11.67         $14.34        $13.76
                                                             ------          ------        ------         ------        ------
Per share market value - end of period                       $7.250         $14.300       $13.750        $16.750       $16.750
                                                             ======         =======       =======        =======       =======
Total return                                                 (43.54)%         16.99%        (4.33)%        11.08%         0.26%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.56%           1.53%         1.35%          1.23%         1.10%
  Net investment income(S)                                     8.76%           7.49%         7.46%          3.79%         0.26%
Portfolio turnover                                              137%             49%           32%           137%           85%
Net assets at end of period (000 Omitted)                    49,622         $56,598       $75,545        $91,603       $86,937

(S) As required, effective November 1, 2001, the trust adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets by
    0.49%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Special Value Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2002, the value of securities loaned was $3,370,714. These loans were collateralized by cash of $3,607,067 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                  SHARES             AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   3,607,067            $3,607,067

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the period, the trust's custodian fees were reduced by $22,043 under this arrangement. The trust has entered into a directed brokerage agreement, under which the broker will credit the trust a portion of the commissions generated, to offset certain expenses of the trust. For the period, the trust's custodian fees were reduced by $3,078 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended October 31, 2002 and October 31, 2001 were as follows:

                                           OCTOBER 31, 2002   OCTOBER 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                              $6,461,758        $ 5,427,231
    Tax Return of capital                             --             5,328,929
                                                 ----------        -----------
Total distributions declared                     $6,461,758        $10,756,160
                                                 ==========        ===========

During the year ended October 31, 2002, accumulated distributions in excess of net investment income decreased by $1,285,419, accumulated net realized loss on investments and foreign currency transactions decreased by $180,555, and paid-in capital decreased by $1,465,974, primarily due to differences between book and tax accounting for foreign currency transactions, defaulted bonds and amortization and accretion on debt securities. At October 31, 2002, accumulated distributions in excess of net investment income and accumulated distributions in excess of net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency transactions, capital losses, defaulted bonds and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Capital loss carryforward                       $   (151,293)
      Unrealized loss                                  (22,729,932)
      Other temporary differences                       (2,384,107)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the trust's average daily net assets and 3.40% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust. Included in Trustees' compensation is a net decrease of $9,594 as a result of the change in the trust's pension liability under this plan and a pension expense of $8,346 for inactive trustees, for the year ended October 31, 2002. Also included in Trustees' compensation is a one-time plan settlement expense of $2,123 and a one-time plan transition expense of $39,976.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                        0.0175%
            Next $2.5 billion                       0.0130%
            Next $2.5 billion                       0.0005%
            In excess of $7 billion                 0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                      $   --            $ 6,126,438
                                                -----------       -----------
Investments (non-U.S. government securities)    $71,247,158       $69,599,619
                                                -----------       -----------
The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $ 71,992,971
                                                             ------------
Gross unrealized depreciation                                $(24,950,031)
Gross unrealized appreciation                                   2,219,715
                                                             ------------
    Net unrealized depreciation                              $(22,730,316)
                                                             ============

(5) Shares of Beneficial InterestThe trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 6,620,146.062 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                               YEAR ENDED OCTOBER 31, 2002  YEAR ENDED OCTOBER 31, 2001
                               ---------------------------  ---------------------------
                                          SHARES    AMOUNT           SHARES      AMOUNT
---------------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions           63,689  $632,359           82,629  $1,148,652
                                          ------  --------           ------  ----------

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $482 which is based on the average daily unused portion of the line of credit is included in interest expense. The trust had no significant borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - At October 31, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $19,262 with DB Clearing Services.

At October 31, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2002, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 1.47% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

DESCRIPTION                                          ACQUISITION        AMOUNT          COST         VALUE
----------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.                        9/25/95           250         $  --        $  --
DLJ Mortgage Acceptance Corp., 8s, 2003                4/6/01        803,000          484,738      730,228
                                                                                                  --------
                                                                                                  $730,228
                                                                                                  --------

9) Change in Accounting Principle
As required, effective November 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $99,487 increase in cost of securities and a corresponding $99,487 increase in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002, was to increase net investment income by $142,315, increase net unrealized depreciation by $143,850, and decrease net realized losses by $1,535. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the Trust), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Special Value Trust at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED OCTOBER 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 8.41%.

--------------------------------------------------------------------------------

MFS(R) SPECIAL VALUE TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees currently is divided into three classes, each having a term of three years.
Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neil have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING
Massachusetts Financial Services Company                 AGENT
500 Boylston Street                                      State Street Bank and Trust Company c/o MFS
Boston, MA 02116-3741                                    Service Center, Inc. P.O. Box 55024 Boston, MA
                                                         02205-8016 1-800-637-2304
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
John F. Addeo+

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS
Ernst & Young LLP


+ MFS Investment Management

MFS(R) SPECIAL VALUE TRUST                                    ------------------
                                                                   PRSRT STD
[MFS LOGO](R)                                                    U.S. POSTAGE
INVESTMENT MANAGEMENT                                                PAID
                                                                     MFS
500 Boylston Street                                           ------------------
Boston, MA 02116-3741



(C) 2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                         MSVCE-2 12/02 13M